China Direct Industries Begins Branding Efforts for Its Magnesium Segment as International Magnesium Group

Company Launches Website and Formed Wholly Owned Subsidiary to Consolidate its Magnesium Operations

Deerfield Beach, Fla., September 8, 2009 – China Direct Industries, Inc. (“China Direct Industries”) (NASDAQ: CDII), a U.S. owned, rapidly growing holding company operating in China in two core business segments, pure magnesium production and distribution of basic materials, announced today that it has begun its efforts to brand its magnesium operations as the International Magnesium Group.    In the second quarter of 2009 the company formed International Magnesium Group, Inc. (“IMG”), a Florida Corporation, as a wholly owned subsidiary of China Direct Industries to be used to consolidate its magnesium holdings under one corporate entity and to create an identifiable brand name to unify marketing efforts for these operations.  Additionally the IMG website has been launched as part of this branding effort at www.magnesiumgroup.com.

China Direct Industries intends to eventually consolidate its ownership interests of Chang Magnesium, Golden Magnesium, Pan Asia Magnesium, and Baotou Magnesium under IMG.  The formation of this wholly owned subsidiary will allow China Direct Industries to position itself as a leading global supplier of pure magnesium as it seeks opportunistic acquisitions in this industry.

Commenting on this strategy, Dr. James Wang, Chairman and CEO of China Direct Industries stated, “We are taking this initiative to create an awareness in our industry that together, the International Magnesium Group family of companies are part of one of the leading most trusted brands to source magnesium products.  The further consolidation of the operations under IMG will enable China Direct Industries to effectively expand its magnesium market share globally and set the stage for us to capture additional opportunities including the potential monetization of this segment of our business.”

About China Direct Industries, Inc.

China Direct Industries, Inc. (NASDAQ: CDII), is a U.S. owned, rapidly growing holding company operating in China in two core business segments, pure magnesium production and distribution and distribution of basic materials in China. China Direct Industries also provides advisory services to China based companies in competing in the global economy. Headquartered in Deerfield Beach, Florida, China Direct Industries operates 10 subsidiaries throughout China. This infrastructure creates a platform to expand business opportunities globally while effectively and efficiently accessing the U.S. capital markets. For more information about China Direct Industries, please visit http://www.cdii.net.

DISCLOSURE NOTICE:

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, China Direct Industries, Inc., is hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as defined in such act). Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, indicated through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "intends," "plans," "believes" and "projects") may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. These statements include, but are not limited to, our expectations regarding, our ability to consolidate ownership of our magnesium operations and identify and close on future acquisitions, our ability to position ourselves as a leading global supplier of pure magnesium and our ability to monetize our investment in our magnesium segment.

We caution that the factors described herein could cause actual results to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. This press release is qualified in its entirety by the cautionary statements and risk factor disclosure contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended December 31, 2008 and our reports on Form 10-Q.

Contact Information:

For the Company:

China Direct Industries, Inc.
Richard Galterio or Lillian Wong
Investor Relations
Phone: 1-877-China-57
Email: richard.galterio@cdii.net
lillian.wong@cdii.net